Summary Prospectus October 1, 2010
PNC S&P 500 Index Fund Class I – PSXIX

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at www.pncfunds.com/Forms_Literature/Prospectuses/default.fs. You may also obtain this information at no additional cost by calling 1-800-622-FUND (3863) or by sending an e-mail request to pncfundfulfillment@pnc.com. The Fund’s Prospectus and Statement of Additional Information, both dated October 1, 2010, are incorporated by reference into this Summary Prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to approximate, before Fund expenses, the investment results of the S&P 500® Index.

FUND FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold Fund shares.

Shareholder Fees
(fees paid directly from your investment)
Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None

Maximum Deferred Sales Charge (Load) (as a percentage of net asset value)	None

Maximum Sales Charge (Load) Imposed on Reinvested Dividends and Other Distributions (as a percentage of offering price)	None

Redemption Fee (as a percentage of amount redeemed, if applicable)	None

Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%

Distribution (12b-1) Fees	None

Other Expenses	0.21%

Total Annual Fund Operating Expenses	0.36%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class I Shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$37	$116	$202	$456

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 17% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

Under normal circumstances, the Adviser (as defined below) invests substantially all, but in no event less than 80%, of the Fund’s net assets plus any borrowings for investment purposes in stocks included in the S&P 500® Index. The Fund will provide shareholders with at least 60 days’ written notice before changing this 80% policy.

The S&P 500® Index is made up of common stocks of 500 large, publicly traded companies. The vast majority of the Fund’s assets are invested in stocks included in the S&P 500® Index in approximately the same relative proportion as those stocks are held in the S&P 500® Index. The Adviser does not generally “manage” the Fund in the traditional sense (i.e., by using economic, financial or market analysis). However, the Adviser believes that employing certain active management strategies for a percentage of the Fund’s assets, if successful, will result in net returns after expenses that may more closely approximate the returns of the S&P 500® Index. The Adviser may invest in S&P 500® Index futures in addition to or in place of S&P 500® Index stocks to attempt to equal the performance of the S&P 500® Index when futures are less expensive than actual stocks. The value of S&P 500® Index futures closely tracks changes in the value of the S&P 500® Index. The Fund may also invest in other S&P 500® Index derivatives with economic characteristics similar to the common stocks in the S&P 500® Index. Under normal circumstances, investments in derivatives will not exceed 20% of the Fund’s net assets. Derivative instruments include, but are not limited to, options, swaps, futures and options on futures.

PRINCIPAL RISKS

Derivatives Risk. A small investment in derivatives could have a potentially large impact on the Fund’s performance. The use of derivatives involves risks different from the risks associated with investing directly in the underlying assets. Derivatives can be volatile, illiquid and difficult to value, and an imperfect correlation may exist between changes in the value of a derivative

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held by the Fund and the Fund’s other investments. In addition, there is also the risk that a Fund may be unable to terminate or sell a derivatives position.

Market Risk. The Fund is subject to the risk that the markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably.

Tracking Error Risk. The S&P 500 Index Fund’s ability to replicate the performance of the S&P 500® Index will depend to some extent on the size and timing of cash flows into and out of the Fund, as well as on the level of the Fund’s expenses.

All investments are subject to inherent risks, and an investment in the Fund is no exception. Your investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Accordingly, you may lose money by investing in the Fund.

PERFORMANCE INFORMATION

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class I Shares from year to year and by showing how the average annual returns of the Fund’s Class I Shares compare with those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict the Fund’s future performance. Updated information on the Fund’s performance can be obtained by visiting http://pncfunds.com/Funds_Performance/Fund_Snapshot/FundID_223/Overview.fs or by calling 1-800-622-FUND (3863).

Calendar Year Total Returns

Best Quarter	15.69%	(6/30/09)
Worst Quarter	-21.97%	(12/31/08)

The Fund’s year-to-date total return for Class I Shares through June 30, 2010 was -6.61%.

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2009)

	1 Year	5 Years	10 Years
Class I Shares
Returns Before Taxes	26.41%	0.17%	-1.22%
Returns After Taxes on Distributions[1]	25.92%	-0.36%	-1.66%
Returns After Taxes on Distributions and Sale of Fund Shares[1]	17.47%	0.16%	-1.12%

S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.46%	0.42%	-0.95%

[1]	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases, returns after taxes on distributions and sale of Fund shares may be higher than returns before taxes because the calculations assume that the investor received a tax deduction for any loss incurred on the sale of shares.

MANAGEMENT OF THE FUND

Investment Adviser

PNC Capital Advisors, LLC (the “Adviser”) is the investment adviser to the Fund.

Portfolio Managers

	Years as
	Fund
	Portfolio
Name	Manager	Title
Hitesh C. Patel, PhD	5	Managing Director

Chen Chen, PhD	5	Senior Analyst

IMPORTANT ADDITIONAL INFORMATION

Purchase and Sale of Fund Shares

You may purchase or redeem (sell) Fund shares by phone, mail, wire or online on each day that the New York Stock Exchange is open. Shares cannot be purchased by wire transactions on days when banks are closed.

By Phone, Wire or through a Systematic Plan: contact your financial intermediary or, if you hold your shares directly through the PNC Funds, you should contact the PNC Funds by phone at 1-800-622-FUND (3863).

By Mail: write to the PNC Funds c/o BNY Mellon Investment Servicing, P.O. Box 9795, Providence, Rhode Island 02940-9795.

By Internet: www.pncfunds.com.

Minimum Initial Investments: There is no minimum investment amount.

Minimum Subsequent Investments: There is no minimum subsequent investment amount.

Tax Information

A Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains. However, this will not be the case if you are invested in a Fund through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Payments to Broker Dealers and Other Financial Intermediaries

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your individual financial professional to recommend the Fund over another investment. Ask your individual financial professional or visit your financial intermediary’s website for more information.

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PNC Funds
P.O. Box 9795
Providence, RI 02940-9795

SUM-EQSPI-1010